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                                                                     VINTAGE II
[TRAVELERS INSURANCE COMPANY LOGO]                         DATA COLLECTION FORM


The Travelers Life and Annuity Company
One Tower Square - Hartford, CT 06183-9061 [ ] 1-800-842-8573


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OWNER INFORMATION (The Owner will be used for all correspondence and tax reporting purposes)
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
Name                                                                Sex [ ] M  [ ] F         Date of Birth (DOB):
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Address
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SS#                                    U.S. Citizen  [] Y [] N (If no, indicate country of citizenship ____________)
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[ ] Succeeding Owner [ ] Joint Owner (Nonqualified only)   Name:
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Relationship to Owner:                                              SS#                                  DOB
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
ANNUITANT (IF DIFFERENT FROM OWNER) (If no Annuitant is specified, the Owner stated above will be the Annuitant.)
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
Name
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SS#                                                                    Sex [] M [] F           DOB:
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[ ] Contingent Annuitant (Nonqualified only)           Name:
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SS#                                                                    Sex [] M [] F           DOB:
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
BENEFICIARY INFORMATION
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PRIMARY      CONTINGENT   FULL NAME                                    RELATIONSHIP TO OWNER                % TO RECEIVE
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[]
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[]             []
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[]             []
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
TYPE OF PLAN
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
[] Nonqualified                              [] Roth IRA Rollover/Transfer                                    INITIAL PURCHASE
[] 403(b) TSA Rollover                       [] Roth IRA Conversion                                           PAYMENT
[] IRA Rollover/Transfer                     [] Other:  ______________________                                ----------------
                                                                                                              $  _______________
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
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REPLACEMENT INFORMATION
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

Will the contract applied for replace any existing annuity contract or life insurance policy?               [] Y   [] N
If yes, please specify company name & contract #: _________________________________________________________________________
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
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DEATH BENEFIT
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
[] Standard        [] Annual Step Up   [] Roll-Up (If no option is checked, you will receive the Standard Death Benefit)
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INVESTMENT OPTIONS (total must equal 100%)
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
FUND                                                    PERCENTAGE  FUND                                                 PERCENTAGE
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Alliance Growth                                                  %  Smith Barney Aggressive Growth Fund                           %
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Alliance Premier Growth Fund Class B                             %  Smith Barney Diversified Strategic Income Portfolio           %
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American Funds Growth & Income Fund                              %  Smith Barney Mid Cap Fund                                     %
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American Funds Global Growth Fund                                %  Smith Barney High Income Portfolio                            %
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American Funds Growth Fund                                       %  Smith Barney International Equity Portfolio                   %
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Equity Income Portfolio Class II                                 %  Smith Barney Large Cap Growth Portfolio                       %
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Equity Income Portfolio (Fidelity)                               %  Smith Barney Large Cap Value Portfolio                        %
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Fidelity VIP II ContraFund (Fidelity)                            %  Smith Barney Money Market Portfolio                           %
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Franklin Small Cap Investments Fund Class II                     %  Strategic Stock Portfolio                                     %
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Large Cap Portfolio (Fidelity)                                   %  Templeton International Fund Class II                         %
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MFS Emerging Growth Portfolio                                    %  Total Return Portfolio                                        %
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MFS Research Portfolio                                           %  Travelers Disciplined Small Cap Stock Portfolio               %
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MFS Total Return Portfolio                                       %  Travelers Managed Income Portfolio                            %
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Salomon Brothers Capital Fund                                    %  Van Kampen Emerging Growth                                    %
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Salomon Brothers Investors Fund                                  %  Van Kampen Enterprise Port.                                   %
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Salomon Brothers Small Cap Fund                                  %  Travelers Fixed Account                                       %
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Smith Barney Appreciation Portfolio                              %  Total                                                         %
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L-21791FL                                                      VII-SB; Rev. 8/99
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[]  No - I do choose to lock in the current Fixed Account rate.  I understand that I will receive the rate in effect when Travelers receives the purchase payment.  (default option)

[] Yes - I want to lock in at the current Fixed Account rate in effect on the date I signed this application. I have been informed of this rate and am aware of the Rate Lock guarantee period. (Guaranteed Rate held for 45 days.)

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                                                   (CLIENT SIGNATURE - REQUIRED)
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SPECIAL REMARKS:



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ACKNOWLEDGMENT
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NOTE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, or who files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

I understand the contract will take effect when the first purchase payment is received and the application is approved in the Travelers Home Office. I understand that annuity payments and termination values provided by this contract are variable and are not guaranteed as to a fixed dollar amount. No representation is authorized to make changes to the contract or application. I acknowledge receipt of a current prospectus.

In Nonqualified situations if the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred
Compensation Plan.

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
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Owner's Signature                                                                   Date:

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Joint Owner's Signature                                                             Date:

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City, State where signed:

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REPRESENTATIVE USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief. Will the contract applied for replace any existing annuity
contract or life insurance policy?     [] Y    [] N
Please Include: Phone #: (     )  _________________    Fax #: (     ) __________
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

Representative's Name                                                  Date

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Representative's Signature                                             SS#                            License #

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Broker/Dealer                                                          SELECT ONE: [ ] A  [ ] B  [ ] C

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L-21791FL                                                      VII-SB; Rev. 8/99